The following material was presented to a major shareholder, T. Rowe Price, in Baltimore, Maryland on February 23, 2005.

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information and, in particular, appear under the headings “Pro Forma Capitalization,” “Growing Profitability,” “Strong and Growing Free Cash Flow Generation,” “Strong Free Cash Flow” and “Work Process Redesign Drives Cost Savings, Reinvestment.” When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make in this presentation. Such risks, uncertainties and other important factors include, among others: our substantial leverage; limitations on flexibility in operating our business contained in our debt agreements; increases in interest rates as a result of our variable rate indebtedness; pricing pressure from our customers; technological change and innovation; risks associated with our non-U.S. operations; fluctuations in currency exchange rates; high competition in the markets in which we operate; adverse changes to environmental, health and safety regulations; operating hazards in our production facilities; inability to achieve expected cost savings; difficulties in securing the raw materials we use; our significant pension benefit obligations and the current underfunding of our pension plans; our ability to realize the full value of our intangible assets; our ability to attract and retain skilled employees, particularly research scientists, technical sales professionals and engineers; our ability to protect our intellectual property rights; and the possibility that our owners’ interests will conflict with ours. There may be other factors that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to update or revise forward-looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Investment Highlights
Nalco is a Service Company with:
•	Leading Market Positions
•	Integrated, Innovative Technology, Sales and Service Model
•	Unmatched Global Presence
•	Significant Top-line Growth Potential
•	World Class Selling and Service Team
•	Strong, Growing Free Cash Flows
•	Significant Cost Saving Opportunities
•	Experienced Management Team

Our Financial Targets are:
•	High Single Digit Revenue Growth
•	Double Digit EBITDA Growth
•	Mid-20s% Earnings Growth

Nalco at a Glance
Here is a look at our company, which is divided into three divisions:
	Industrial & Institutional Services	Paper Services	Energy Services
2003 Market Positions	5.3 billion global market(1)(2) #1 Market Position	$7.1 billion global market(2) #2 Market Position	$2.9 billion global market(2) #1 Market Position
Products and Services
  Cooling water treatment
        -scale control, microbial fouling,
        corrosion control
  Boiling water treatment
        -Pre-treatment, condensate
        control, internal treatment
  Raw and wastewater treatment
  Mining and mineral process aids
  Other water-based process applications
		Technologies to enhance paper performance Digester Additives Defoamer & Wash Aids De-Inking Chemicals Felt Cleaners Coating Additives Boiler, cooling water, raw water and wastewater applications	Flow assurance Oil/water separation Heavy crude desalting Monomer inhibitors Anti-oxidants Fuel and lubricant additives Boiler, cooling water, raw water and wastewater applications
2004 Net Sales(3)	$1,402 million	$663 million	$805 million
1) Represents water treatment and services markets, which accounted for 78% of I&IS net sales in 2003
(2) Approximate market size based on internal sales estimates and industry publications and surveys
    (3) Segment net sales exclude $163 million of “Other” segment sales, which includes India, Katayama Nalco and an Integrated Channels Group

Unmatched Global Presence

NALCO

Unmatched Global Presence

North America

2003 Sales	$1.47bn
Employees	4,375
Plants	18

Europe, Africa & Middle East

2003 Sales	$989mm
Employees	3,100
Plants	12

Plant
Countries of Operation

Latin America

2003 Sales	$220mm
Employees	1,450
Plants	6

Asia/Pacific

2003 Sales	$355mm
Employees	1,625
Plants	13

Over 5,000 degreed sales and service professionals worldwide

Nalco serves more than 60,000 Customers
•	Serving 60% of S&P 500*
•	No customer accounts for more than 3% of net sales
•	Of our top 20 customers, 15 have been with Nalco for over 20 years
*2003 data

Growing Revenue and EBITDA

NALCO

Growing Revenue and EBITDA

Nalco is a consistently growing performer with a service-annuity model

Revenue

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Suez acquired Nalco and merged Nalco with Calgon and Aquazur in 1999
$738
$843
$899
$1,013
$1,164
$1,287
$1,292
$1,247
$1,215
$1,304
$1,434
$1,574
$2,367
$2,430
$2,620
$2,644
$2,767
$3,033
9.6%
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

EBITDA and EBITDA Margins

$600
$500
$400
$300
$200
$100
$0
30%
25%
20%
15%
10%
5%
0%
21.8%
20.9%
21.7%
22.4%
22.6%
23.8%
23.7%
23.2%
23.9%
23.9%
24.1%
21.7%
$161
$176
$195
$227
$264
$306
$306
$289
$290
$312
$346
$342
$433
$466
$458
$517
$528
$585
18.3%
19.2%
17.5%
19.6%
19.1%
19.3%
10.9%
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

New Management re-established Nalco's top-line growth trajectory

Note: 1987- '98 based on Nalco Chemical Co. public filings. 1999 and 2000 based on unaudited Suez reported results.

Growth Potential
Nalco has identified several opportunities for growth:
Established Markets	Technological innovation New product & service introduction Customer account penetration
High Growth Markets	Emerging Markets Food, Beverage, Pharma, Deepwater Oil, Tissue & Towel Hygiene services, 3D TRASAR
Alternate Channels	Target smaller accounts Gain market share from regional competitors
Work Process Redesign	Increase customer retention through enhanced customer service Allocate resources in line with opportunities
We are targeting 7% Top Line Growth*
*Includes Target of 2% Growth from alternate channels

Our experienced Management Team is significantly invested in Nalco

Dr. William H. Joyce -- Chairman and Chief Executive Officer, Former Chairman and CEO of Hercules, Former Chairman, President and CEO of Union Carbide, 48 years of industry experience.

William J. Roe -- Executive Vice President, COO and President, Industrial & Institutional Services Division, 26 Years of Experience with Nalco, 27 years of industry experience.

Bradley J. Bell -- Executive Vice President, Chief Financial Officer, Former Senior Vice President and CFO of Rohm and Haas, 29 years of industry experience.

Mark L. Bosanko -- Group Vice President, President, Energy Services Division, 28 years of industry experience.

Mark W. Irwin -- Group Vice President, President, Paper Services Division, 18 years of industry experience.

Louis L. Loosbrock -- Group Vice President, President, Pacific Division, 28 years of industry experience.

Daniel M. Harker -- Senior Vice President, Supply Chain, 30 years of industry experience.
Note: There is significant Equity Ownership by management

Nalco has leading Market Positions in our three major businesses

NALCO

Leading Market Positions

Industrial & Institutional Water Treatment Chemicals

Market - $5.3 billion

Nalco
19%
GE Water
11%
Other / Regionals
70%

#1 Market Share

Pulp & Paper Process & WT Chemicals

Market - $7.1 billion

Hercules
11%
Nalco
9%
CIBA
8%
Kemira
6%
BASF
3%
EKA
3%
Other
63%

#2 Market Share

Energy Services Petroleum Upstream & Downstream Process & WT Chemicals

Market - $2.9 billion

Nalco
25%
Other
39%
Baker Petrolite
21%
GE Water
8%
Champion
7%

#1 Market Share

Source: Management estimates of 2003 sales

Industrial and Institutional Services
2004 Revenue Segmentation ($1.4 Billion)

Strategy and Growth Drivers
•	Expand existing customer relationships to new process areas
•	Further penetrate emerging markets in Asia, Latin America and Eastern Europe
•	Capitalize on global consolidation and industrial process outsourcing trends
•	Target high growth industries and applications

Paper Services
2004 Revenue Segmentation ($663 Million)

Strategy and Growth Drivers
•	Develop strategic partnerships with winners in global industry consolidation
•	Drive fiber and water management efficiencies, as well as enhanced production throughput technologies
•	Develop new line of applications that enhance end-use properties of the finished products

Energy Services
2004 Revenue Segmentation ($805 Million)

Strategy and Growth Drivers
•	Provide single-source solutions to multi-national energy companies
•	Expand offerings of enabling technologies for deepwater offshore drilling applications
•	Introduce technologies designed to help customers meet environmental commitments
In 2004,a significant number of Energy Services chemical accounts with primarily water treatment requirements were transferred to the I&IS Division.

World Class Selling and Service Team
Highly Skilled Team	5,000 degreed sales engineers and service technicians - Led by globally dispersed District Managers with average 14 years Company experience.
Local Experts	Professionals with extensive knowledge of local markets and established relationships Share best practices across geographies
Integrated Selling Approach	Selling engineers generate new sales and expand share in existing accounts Service technicians provide maintenance services to existing accounts Six Service Standards approach to customer support
Strong Training Investment	50% of 1st year spent on training, a combination of self-study, classroom and in-field training
Deep Experience	40% of the North American sales force has greater than 10 years of service.

Integrated Technology, Sales and Service Model
•	Developing differentiated offerings helps drive sustainable growth
•	Deep knowledge of customer needs and process
•	Increasingly co-developing solutions with customer teams
•	Integrated R&D approach using sales engineers, technical marketers and researchers
•	Redeploying resources and investing in targeted research initiatives
•	Leadership in technological innovation
•	2,000 patents in force
•	400 researchers
•	150 Ph.Ds

Key Development Efforts

Technological Innovation
Our TRASAR® technology platform provides many innovations:

Patent-protected 3D TRASAR™
–	Result of five year R&D effort
–	Improved and newly patented chemistries, equipment and data management tools
–	Expected to increase Nalco’s overall cooling water market growth rate
–	Automation reduces customer operating variability

New TRASAR® applications include:
–	Reverse Osmosis TRASAR
–	NexGuard® (Boiler TRASAR)
–	TRASAR for Printing Processes

Growing Profitability

Strong and Growing Free Cash Flow Generation

Nalco has minimal exposure to raw material pricing volatility
Demonstrated record of moving prices with raw material increases
Diversified cost base**
-	Raw materials represent only 23% of sales
-	Over 5,800 items
-	No single raw material purchase equates to more than 1% of sales

Limited exposure to commodity prices
Due to our business, Nalco has limited exposure to commodity prices.
Commodity	Commodity Price Movement	EBITDA Impact*
Crude oil	$1/barrel	$0.9M
Propylene	1 cent per pound	$1.3M
Ethylene	1 cent per pound	$1.2M
Natural Gas	$1/MMBTU	$2.1M
* Cost impacts have historically been absorbed by supplier layers between base products and Nalco raw materials; management estimates.
** 2003 Data

Work Process Redesign Drives Cost Savings, Reinvestment
Work Process Redesign is used to improve our performance while lowering our cost base.
In 2004 cost savings reached $88 million, with $75 million targeted in 2005.
–	Eliminated 380 support function positions
–	De-layered organization, starting at senior management level
Supply chain management initiatives
–	Centralized procurement, logistics and customer service activities
–	Improvements in working capital management
Savings programs enable reinvestment in selling, service and R&D
–	Added 230 positions in selling and service
–	Investments in high-return R&D

Earnings Growth Strategy
We are focused on three ways to grow:
High Single Digit Revenue Growth	Alternate channels Work process redesign High growth markets GDP & base business
Double Digit EBITDA Growth	Return to historical margins (low-mid-20s%) Work process redesign $75 million in cost savings Savings programs enable reinvestment in selling, service and R&D
Mid-20s% Earnings Growth	Strong free cash flow generation drives deleveraging -Continued debt paydown Further reduced interest payments
This presentation is available as a report on our Web site, www.nalco.com under Investor Relations.